SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.1)

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  S  240.14a-11(c)  or  S  240.14a-12

                     Family Room Entertainment Corporation.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.
[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per  unit  price  or  other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed  maximum  aggregate  value  of  transactions:


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     5)   Total  fee  paid:


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[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                  ---------------------------------------------

     2)  Form, schedule or Registration Statement No.:
                                                      -------------------------

     3)  Filing Party:
                       --------------------------------------------------------

     4)  Date Filed.
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
Family Room Entertainment Corporation.
Warner Hollywood Studios
1041 North Formosa Avenue
Mary Pickford Building, Suite 101
Los Angeles, CA 90046

November 15, 2001

Dear Family Room Entertainment Corporation Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Family Room Entertainment Corporation, a New Mexico Corporation ("FMLY") to be held on December 5, 2001 at 1:00 P.M., local time, at FMLY Headquarters, 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, California 90046.

At  the  Annual  Meeting,  the  Stockholders  will  vote  upon  the  following:
     -    The election of three directors.
     - To approve and adopt an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock.
     - To approve an amendment to the Certificate of Incorporation in order to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each five outstanding shares of Common Stock
     - To approve the appointment of Ham, Langston & Brezina, L.L.P. as auditors for Family Room Entertainment Corporation.

Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

I hope you will be able to attend the Annual Meeting and look forward to seeing you on December 5, 2001.

Very  truly  yours,

/x/  George Furla
George Furla
Co-Chairman of the Board and
Chief Executive Officer

                      FAMILY ROOM ENTERTAINMENT CORPORATION
                                     THE LOT
                            1041 NORTH FORMOSA AVENUE
                        MARY PICKFORD BUILDING, SUITE 101
                              LOS ANGELES, CA 90046


                            NOTICE OF ANNUAL MEETING



The Annual Meeting of Stockholders of Family Room Entertainment Corporation will be Held at FMLY Headquarters, at 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, California 90046, on December 5, 2001 at 1:00 p.m., local time, for the following purposes:

     1. To elect three directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected; and

     2. To approve the action of the Board request of increasing the stock authorized to two hundred million (200,000,000) shares.

     3. To approve the action of the Board request to approve an amendment to the Certificate of Incorporation in order to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each five outstanding shares of Common Stock

     4. To approve the appointment of Ham, Langston & Brezina, L.L.P. as auditors for Family Room Entertainment Corporation. 5. To transact such other business as may properly come before the Annual Meeting of Stockholders.

     Holders of record of common stock at the close of business on October 30, 2001 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

                                        Peter Benz
                                        Secretary

                      FAMILY ROOM ENTERTAINMENT CORPORATION
                                     THE LOT
                            1041 NORTH FORMOSA AVENUE
                        MARY PICKFORD BUILDING, SUITE 101
                              LOS ANGELES, CA 90046



                                 PROXY STATEMENT




                                                            November 15, 2001

     This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation by the Board of Directors of Family Room Entertainment Corporation (the "Company") of proxies to be voted at the 2001 Annual Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is November 15, 2001. A Proxy may be revoked at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any proxy previously given.

     When you sign and return the enclosed Proxy the shares represented thereby will be voted for the nominees for director listed in the proxy card, unless otherwise indicated on the Proxy. The enclosed Proxy also permits you to withhold authority for one or more nominees.

                                VOTING SECURITIES

     All holders of record of the Company's Common Stock at the close of business on October 30, 2001 are entitled to vote at the Meeting. On that date, 18,660,487 shares of Common Stock were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the meeting.

VOTING  OF  PROXIES

     When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

          "FOR" the election of the three nominees for director named on the proxy card;

          "FOR" the approval to increase the stock authorized from twenty-five million (25,000,000) to two hundred million (200,000,000) shares;

          "FOR" the approval to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each five outstanding shares of Common Stock;

          "FOR" the approval to appoint Ham, Langston & Brezina, L.L.P. as auditors for Family Room Entertainment Corporation.

     You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any proxy previously given.

     Directors will be elected at the Meeting by a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

     The  cost  of  all  solicitation  will  be  borne  by  the  Company.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

     The Board of Directors is composed of three members. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Each director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal.

     The following summary information sets forth information concerning the Company's directors and nominees:

Randall Emmett - Co-Chairman  Mr. Emmett has extensive experience in the
----------------------------
entertainment and film industry. He began his career with Simpson/Bruckheimer Films as an Assistant to the Producer after graduating from the New York School of Visual Arts in 1994. While at Simpson/Bruckheimer, Randall worked on film projects such as "Bad Boys" and "Crimson Tide". Randall later worked for International Creative Management ("ICM") as an Assistant within the Motion Picture Talent Division. Mr. Emmett jointly formed the current production company in 1998 and is principally responsible for talent, agency relationships and has joint responsibility for concept development.

George Furla - Co-Chairman & President  Mr. Furla has over 18 years of business
--------------------------------------
experience in entertainment and financial services. He began his business career with Cantor Fitzgerald where he was a trader in the equity securities area. After spending several years with Cantor Fitzgerald, George then worked for Jones and Associates for 3 years in a similar capacity. In 1988, Mr. Furla left Jones and Associates to run a hedge fund which he established. Mr. Furla entered the film business in 1995, financing several productions. George formed the current production company in 1998 and is principally responsible for financing arrangements, distribution and has joint responsibility for concept development. Mr. Furla is a 1982 graduate of the University of Southern California with a degree in business administration.

Peter T. Benz - Treasurer  Mr. Benz has over 15 years experience in the areas of
-------------------------
investment banking and advisory services. Mr. Benz is the founding principal and President of Bi Coastal Consulting, a company founded in 1986 to work with small growth companies in the areas of financing, mergers/acquisition, funding strategy and general corporate development. Prior to founding Bi Coastal Consulting, Mr. Benz worked at Gilford Securities where he was responsible for Private Placements and Investment Banking activities. Mr. Benz has also founded three public companies and has served as a Director of four other public companies. Mr. Benz is a graduate of Notre Dame University.

                             DIRECTORS' COMPENSATION

The Directors do not receive compensation for their services as directors.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

There were three Board of Directors meetings held in year 2000. The directors had the option to attend via conference call. All directors attended the meetings.


                                BOARD COMMITTEES

The Board of Directors has established three committees: the Compensation, the Stock Option Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.

COMPENSATION  COMMITTEE

     The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company, other than the President and makes recommendations to the Board of Directors concerning the compensation of the President of the Company. The Compensation Committee also determines any grants of stock or stock options under the Consultants and Advisors Plan to non-employee consultants and advisors. The Compensation Committee did not meet in 2000.

STOCK  OPTION  COMMITTEE

     The Stock Options Committee reviews and approves the Company's stock option and stock purchase plans covering employees, including the implementation of new plans if desirable. The Stock Option Committee met once in 2000.

AUDIT  COMMITTEE

     The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee met once in 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As at June 30, 2000 George Furla has loaned the Company under a Convertible Note Payable amounting to $350,000 (see Note 8 of Notes to Financial Statements). Subsequently to June 30, 2000 George Furla has loaned the Company approximately an additional $850,000 under a Convertible Notes Payable.

     As of June 30, 2001 George Furla's loan to Family Room had a outstanding balance of $98,263. This note was amended to be non convertible.

     The Company's Audit Committee currently consists of Peter Benz and George Furla.

     The Company's Board will follow the advice of the Audit Committee on transactions that could have the potential appearance of not being at arms length transaction.



COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table summarizes the compensation earned and paid by the Company to each Officer and to all Executive Officers as a group for services rendered in all capacities during the year ended June 30, 2001:

                           Summary Compensation Table

                                                                             Long Term Compensation

                          Annual Compensation                   Awards                  Payouts
   (a)                  (b)     (c)     (d)     (e)       (f)           (g)          (h)           (I)
Name                                            Other                    Securities                 All
and                                             Annual     Restricted    Underlying                 Other
Principal                                       Compen-    Stock         Options/     LTIP          Compen-
Position                 Year   Salary   Bonus  sation($)  Award($)      Sar (#)      Payouts($)    sation ($)
--------------------------------------------------------------------------------------------------------------
George Furla
President/CEO            2001   $   0      0      $0          0              0           0             0
Peter Benz
Secretary                2001       0      0       0          0              0           0             0
Randall Emmett
Co-Chairman              2001       0      0       0          0              0           0             0
COO
Total:                          $   0     $0      $0         $0              0          $0            $0
All Executive Officers
As a Group                      $   0     $0      $0         $0              0          $0            $0

Options/Sar Grants in Last Fiscal Year
--------------------------------------

                                          Number of
                                          Securities     % of Total
                           Granted to     Underlying     Options/SARS
                           Options/SARS   Employees in   Exercise        Expiration
Name                       Granted        Fiscal Year    Price ($/Sh)    Date
-------------------------  -------------  -------------  --------------  ----------
George Furla, Co -CEO      300,000        18.4%          $0.50           12/15/10
Randall Emmett, Co-CEO     300,000        18.4%           0.50           12/15/10
Peter Benz, Treasurer      300,000        18.4%           0.50           12/15/10

Aggregated  Option/Sar  Exercises

     None  exercised

     Directors of the Company receive no compensation for their services as members of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth current information relating to the beneficial ownership of the Common Stock of the Company by (i) each person owning beneficially more than 5 percent of the outstanding shares of Common Stock, (ii) each Director of the Company and (iii) all Executive Officers and directors of the Company as a group: Percentage of beneficial ownership is based upon 20,011,612 shares of common stock outstanding at December 31, 2000.

                                       Beneficial  Ownership
Name  and  Address                     of  Common  Stock
Of  Beneficial  Owner                  No. of Shares (1)          Percentage
---------------------                 --------------------        ----------

George  Furla
The Lot, Mary Pickford Bldg., Suite 101
1041  North  Formosa  Ave.
Hollywood,  CA.   90046                        6,502,334             35.54 %

Randall  Emmett
The Lot, Mary Pickford Bldg., Suite 101
1041  North  Formosa  Ave.
Hollywood,  CA.   90046                        4,268,999             23.40 %

Peter  Benz
543  Virginia  Avenue
San  Mateo,  CA.  94402                        2,638,999             14.46 %
            Total                              ---------            --------
            -----                             13,410,333             73.50 %
                                              ----------            --------


(1) Includes all options, which are exercisable within the next sixty (60) days.

There are no arrangements known to the Company that at a later date may result in a change in control of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons, we believe that during 2000, our officers, directors and greater than 10% beneficial owners

ACCOUNTANTS

     Ham, Langston & Brezina, L.L.P. have been the independent public accountants of the Company for the year ending June 30, 2001 to examine the Company's financial statements and have been selected to be the independent public account for the year ending June 30, 2002. One or more members of Ham, Langston & Brezina, L.L.P. are expected to be present at the Annual Meeting, to respond to questions and to make a statement if they desire to do so.

AUDIT  COMMITTEE  REPORT

     The Audit Committee of the Board of Directors, which consists of two Members, of which none are independent directors (as that term is defined in Rule 4200 (a) of the National Association of Securities Dealers' Marketplace Rules), has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes.

     Management has primary responsibility for the Company's financial statements, and the overall reporting process, including its system of internal controls. Ham, Langston & Brezina, L.L.P., the Company's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flow under generally accepted accounting principles.

     In fulfilling its responsibilities for the review of the Audited Consolidated Financial Statements for the year ended June 30, 2001, the Audit
Committee:

- - Reviewed and discussed the Audited Consolidated Financial Statements for the year ended June 30, 2001 with management and Ham, Langston & Brezina, L.L.P.

- - Discussed with Ham, Langston & Brezina, L.L.P. the matters required to be discussed in Statement of Auditing Standards No. 61 relating to the scope and results of the audit.

- - Received written disclosure and the letter from Ham, Langston & Brezina, L.L.P. regarding its independence as required by the Independence Standards Board No. 1. The Audit Committee also discussed with Ham, Langston & Brezina, L.L.P. their non-independence.

- - Reviewed the Memorandum of Recommendations on internal weaknesses prepared by Ham, Langston & Brezina, L.L.P. and the recommendations for improvement prepared by management

     Based upon this review, the Audit Committee recommended to the full Board of Directors that the Audited Consolidated Financial Statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001 filed with the United States Securities and Exchange Commission ("SEC").

     The Board of Directors of the Company has not adopted a written charter for its Audit Committee.

     The Audit Committee of the Board of Directors consists of George Furla and Peter Benz.

AUDIT  FEES

     Audit fees billed by Ham, Langston & Brezina, L.L.P for professional services rendered for the audit and reviewing the financial statements included in the Company's quarterly reports on Form 10-QSB for fiscal 2001 of the Company's annual financial statements for the fiscal year ended June 30, 2001 were approximately $26,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     There  were  no professional services rendered to the Company in this area.

ALL  OTHER  FEES

     Fees billed by Ham, Langston & Brezina, L.L.P for all other non-audit services, were, tax-related services for $1,800, and fees for responding to SEC comments for $1,000.

                                  PROPOSAL TWO
    DIRECTORS' PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM
                            25,000,000 TO 200,000,000
                           (ITEM 2 ON THE PROXY CARD)

     At the Annual Meeting, shareholders will be asked to approve and Consent to amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 200,000,000 shares.

     The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to facilitate the current raising of additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, for a possible acquisition of another company or its business or assets, or to seek to establish a strategic relationship with a corporate partner.

     On September 28, 2001, the Company executed an offering pursuant to Regulation S under the Securities Act, in which the Company subsequently issued to a non-U.S. person (as that term is defined in Regulation S), a convertible note for the sum of two hundred thousand dollars ($200,000.00), with simple interest accruing at the annual rate of 5%. The Conversion Price per share shall be the seventy percent (70%) of the average of the three lowest closing bid prices for the Common Stock on the NASD OTC Bulletin Board, or approximately 408,163 shares based on a conversion price of $0.49 per share. The proceeds will be used for working capital.

     The Company does not have plans to issue additional shares at this time.

     Upon the consent by the stockholders to the adoption of Amendment, the Company will make the necessary filing of the Amendment with the Secretary of State of New Mexico.

     The Board of Directors has adopted, and recommends that the stockholders approve the adoption of the Amendment.

                                 PROPOSAL THREE
APPROVE AN AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR A
                        REVERSE SPLIT OF THE COMMON STOCK
                           (ITEM 3 ON THE PROXY CARD)


GENERAL

The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Certificate of
Incorporation to: (i) provide for a stock combination (reverse split) of the Company's Common Stock in an exchange ratio to be approved by the Board, ranging from one (1) newly issued share for each two (2) outstanding shares of Common
Stock to one (1) newly issued share for each five (5) outstanding shares of Common Stock (the "Reverse Split"); and (ii) provide that no fractional shares
                     -------------
or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of a share of Common Stock.

If the Reverse Split is approved, the Board will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be
                                       -----------
exchanged  for  new  shares  (the  "New Shares") of Common Stock, in an exchange
                                    ----------
ratio  to  be approved by the Board, ranging from one (1) New Share for each two
(2) Old Shares to one (1) New Share for each five (5) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". The Exchange Number may, within such range, be a whole
 ----------------
number  or  a  whole  number  and  fraction  of  a  whole  number.

In addition, the Board will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to November 29, 2003, without further stockholder approval. Such timing and
Exchange Number will be determined in the judgment of the Board, with the intention of maximizing the Company's ability to comply with the listing requirements of The NASDAQ Stock Market, Inc. ("NASDAQ"), to raise financing, to
                                                ------
issue shares of Common Stock pursuant to outstanding contractual obligations, and for other intended benefits as the Company finds appropriate. See "Purposes of the Reverse Split," below.

The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with a Reverse Split if, at any time prior to filing this amendment with the Secretary of State of the State of New Mexico, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, the approval by the stockholders of Proposal 2 which would increase the number of the authorized Common Stock, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company's actual and projected financial performance.

PURPOSES  OF  THE  REVERSE  SPLIT

The Common Stock is quoted on the OTC-BB. In order for the Common Stock to be listed on the NASDAQ SmallCap Market, the Company and its Common Stock are required to comply with various listing standards established by NASDAQ. Among other things, as such requirements pertain to the Company, the Company is required to have a market capitalization of at least $50,000,000 and its Common Stock must (a) have an aggregate market value of shares held by persons other than officers and directors of at least $5,000,000, (b) be held by at least 300 persons who own at least 100 shares and (c) have a minimum bid price of at least $4.00 per share.

Under NASDAQ listing requirements, to be listed or re-listed, the Company must demonstrate the ability to maintain a minimum bid price of at least $4.00 per share. Although there are no strict guidelines in regard to how such an ability to maintain stock price is to be demonstrated, at least a month of consistent closing prices of more than $4.00 per share may be necessary for NASDAQ consideration. Furthermore, if re-listed, under NASDAQ's listing maintenance standards, if the closing bid price of the Common Stock falls under $1.00 per share for 30 consecutive business days and does not thereafter regain compliance for a minimum of 10 consecutive business days during the 90 calendar days following notification by NASDAQ of failure to comply with listing maintenance requirements, NASDAQ may again de-list the Common Stock from trading on The NASDAQ SmallCap Market. The principal purpose of the Reverse Split is to increase the market price of the Common Stock in order that the market price of the Common Stock is well above the NASDAQ minimum bid requirement for re-listing and if re-listed could better maintain the $1.00 maintenance requirement (which does not adjust for the Reverse Split). The OTC-BB on which the Common Stock is now traded is generally considered to be a less efficient market.

The purpose of the Reverse Split also would be to increase the market price of the Common Stock in order to make the Common Stock more attractive to raise financing (and, therefore, both raise cash to support the Company's operations and increase the Company's net tangible assets to facilitate compliance with NASDAQ requirements), and as a possible currency for acquisitions and other transactions. The Common Stock traded on The NASDAQ OTC:BB at market prices ranging from approximately $.60 to approximately $2.73 from July 1, 2000 through June 30, 2001. This range has reduced the attractiveness of using the Common
Stock or instruments convertible or exercisable into Common Stock in order to raise financing to support the Company's operations and to increase the Company's net worth and as consideration for potential acquisitions (which, when coupled with the Company's need to deploy its available cash for operations, has rendered acquisitions difficult to negotiate). Furthermore, the Company believes that listing the Company's Common Stock on The NASDAQ SmallCap Market may provide the Company with a broader market for its Common Stock and, therefore, facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL MEET THE MINIMUM BID PRICE FOR LISTING AND OTHERWISE MEET THE REQUIREMENTS OF NASDAQ FOR INCLUSION FOR TRADING ON THE NASDAQ SMALLCAP MARKET, OR THAT IT WILL BE ABLE TO UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

CERTAIN  EFFECTS  OF  THE  REVERSE  SPLIT

The following table illustrates the principal effects of the Reverse Split to the 18,245,478 shares of Common Stock outstanding as of June 30, 2001:


                             PRIOR  TO    AFTER 1-FOR 2  AFTER 1-FOR 5
                           REVERSE STOCK  REVERSE STOCK  REVERSE STOCK
NUMBER OF SHARES               SPLIT          SPLIT          SPLIT
-------------------------  -------------  -------------  -------------
Common Stock:
  Authorized. . . . . . .     25,000,000     25,000,000     25,000,000

  Outstanding (2) . . . .     18,245,478      9,122,739      3,349,096
                           -------------  -------------  -------------

Available for Future
  Issuance. . . . . . . .      6,754,522     15,877,261     21,650,904
  Common Stock
    Authorized (1). . . .    200,000,000    200,000,000    200,000,000

    Outstanding . . . . .     18,245,478      9,122,739      3,349,096
                           -------------  -------------  -------------

    Available for Future
    Issuance . . . . . .     181,754,522    190,877,261    196,665,904

(1) If Proposal # 2 were approved by the stockholders, there would be 200,000,000 shares of Common Stock authorized.

(2) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares, June 30, 2001. Stockholders should recognize that, if the Reverse Split is effectuated, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number, as adjusted to include New Shares to be issued in lieu of fractional shares). While the Company expects that a Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would pertain in the absence of the Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. In addition, an increase in the number of odd-lot holders will reduce the number of holders of round lots (100 or more shares), which could adversely affect the NASDAQ listing requirement that the Company have at least 300 round lot holders. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.


Stockholders should also recognize that, as indicated in the foregoing table, there would be an increase in the number of shares, which the Company will be able to issue from authorized but un-issued shares of Common Stock. As a result of any issuance of shares, the equity and voting rights of holders of outstanding shares may be diluted.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

If this amendment is approved by the Company's stockholders, and if the Board determines that a Reverse Split is in the best interests of the Company and its stockholders, the Company will file the amendment with the Secretary of State of the State of New Mexico at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for such split. The Board may delay effecting the Reverse Split until as late as November 29, 2003 without re-soliciting stockholder approval. The Reverse Split will become effective on the date of filing the amendment at the time specified in the amendment (the "Effective Time"). Beginning at the Effective Time, each certificate
 ---------------
representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock
----------------
certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Exchange Agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares at the exchange ratio. Stockholders should not destroy any stock certificate and should not submit any certificate until requested to do so by the Company or the Exchange Agent.

FRACTIONAL  SHARES

No scrip or fractional certificates will be issued in connection with the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

NO  DISSENTER'S  RIGHTS

Under New Mexico law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REVERSE  SPLIT

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder should consult with such stockholder's own tax advisor with respect to the consequences of the Reverse Split.

The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefore. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

                                  PROPOSAL FOUR

                THE APPOINTMENT OF HAM, LANGSTON & BREZINA L.L.P.
                                 AS AUDITORS FOR
                      FAMILY ROOM ENTERTAINMENT CORPORATION
                           (ITEM 4 ON THE PROXY CARD)


     The Board of Directors of the Company has selected Ham, Langston & Brezina, L.L.P. to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30. 2002. Ham, Langston & Brezina, L.L.P has served in this capacity since June 30, 1998. Representatives of Ham, Langston & Brezina, L.L.P are expected to be present at the Annual Meeting and will be available to respond to appropriate questions of stockholders and to make a statement if they desire.

     The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of Ham, Langston & Brezina, L.L.P.

     The Board of Directors is submitting the approval of Ham, Langston & Brezina, L.L.P to stockholders as a matter of good corporate practice, although it is not required to do so. Should the stockholders fail to provide such ratification, the Board of directors will reconsider its approval of Ham, Langston & Brezina, L.L.P as the Company's independent public accountants for the year ended June 30, 2002. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the fiscal year if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

AUDIT  FEES

     Audit fees billed by Ham, Langston & Brezina, L.L.P for professional services rendered for the audit and reviewing the financial statements included in the Company's quarterly reports on Form 10-QSB for fiscal 2001 of the Company's annual financial statements for the fiscal year ended June 30, 2001 were approximately $26,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There  were  no professional services rendered to the Company in this area.

ALL  OTHER  FEES

     Fees billed by Ham, Langston & Brezina, L.L.P for all other non-audit services, including tax-related services, provided during fiscal 2001 totaled $3,000.

                                  OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Special Meeting.

SUBMISSION  OF  2001  STOCKHOLDER  PROPOSALS

     Proposals of stockholders that are intended to be presented at the annual meeting in 2002 much be received by the Secretary of Family Room Entertainment Corporation, 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, California 90046, no later than December 31, 2001 to be considered for inclusion in the Company's 2002 Proxy material.

     A copy of the Company's Form 10-KSB may be obtained by written request from George Furla, Chief Executive Officer, at the Company, 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, California 90046.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                                By order of the Directors


                                                /s/  Peter  Benz
                                                Peter  Benz
                                                Secretary


Dated: November 15, 2001

                            THE BOARD OF DIRECTORS OF
                      FAMILY ROOM ENTERTAINMENT CORPORATION


Dated:  November  15,  2001

FAMILY ROOM ENTERTAINMENT CORPORATION - PROXY OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Benz and Owen Naccarato jointly and severally, as proxies, with full power of substitution and re-substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Family Room Entertainment,
                              --------------
(the "Company") to be held at the Corporate Headquarters, on Thursday, December 5, 2001 at 10:AM local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

--------------------------------------------------------------------------------

1.   ELECTION  OF  DIRECTORS:

Nominees:  George Furla, Randall Emmett and Peter Benz.

     [ ]  VOTE  FOR ALL NOMINEES ABOVE     [ ]  VOTE WITHHELD FROM ALL NOMINEE
                                                (Except as withheld in the space
                                                below)

Instruction: To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.

--------------------------------------------------------------------------------

2.   APPROVAL  OF  INCREASE  IN  NUMBER  OF  COMMON  STOCK:

     Approval of an amendment to the Company's certificate of incorporation to increase the number of the Common Stock authorized to be issued to 200,000,000 shares.

     [ ]  VOTE FOR     [ ]  VOTE AGAINST     [ ]  ABSTAIN
--------------------------------------------------------------------------------

3.   APPROVAL  OF  REVERSE  SPLIT:

     To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio ranging from one newly issued share for each two outstanding shares of Common Stock, to one newly issued share for each five outstanding shares of Common Stock.

     [ ]  VOTE FOR     [ ]  VOTE AGAINST     [ ]  ABSTAIN

--------------------------------------------------------------------------------

4.   RATIFICATION  OF  ACCOUNTANTS:

     Ratification and approval of the selection of Ham, Langston & Brezina, L.L.P. as independent auditors for the fiscal year ending June 30, 2002.


     [ ]  VOTE FOR     [ ]  VOTE AGAINST     [ ]  ABSTAIN
--------------------------------------------------------------------------------

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, and 4, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(s) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:                     ,  2001
       --------------------

SIGNATURE  OF  STOCKHOLDER


--------------------------------------------------------------------------------

PRINTED  NAME  OF  STOCKHOLDER


--------------------------------------------------------------------------------

TITLE  (IF  APPROPRIATE)


--------------------------------------------------------------------------------


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  [ ]

                                      FMLY

                      FAMILY ROOM ENTERTAINMENT CORPORATION
          1041 North Formosa Avenue, Mary Pickford Building, Suite 101,
                          Los Angeles, California 90046
                       323-850-2800 - 9323-850-2831 (Fax)

SHAREHOLDER  PROPOSALS

To be considered for inclusion in the Proxy Statement and for the consideration at the Meeting, shareholder proposals must be submitted on a timely basis. The Company must receive proposals for the 2002 Annual Meeting of Shareholders not later than a reasonable time before the Meeting begins in order that they are included in the proxy statement and for the proxy relating to that meeting. The Company recommends that shareholders who wish to submit proposals contact the Company substantially earlier than such date. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

Additional  Information

The Company will provide, without charge to any person from whom a Proxy is solicited by the Board of Directors, upon written request of such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to: Investor Relations Department, Family Room Entertainment Corporation, 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, California 90046.




                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /S/  PETER  BENZ
                                    ----------------------------------
                                    PETER  BENZ
                                    SECRETARY


NOVEMBER 15, 2001